UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of Earliest Event Reported)
March 7, 2015

ALKERMES PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-35299	98-1007018
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Connaught House One Burlington Road Dublin 4, Ireland	+353-1-772-8000
(Address of principal executive offices)	(Registrant’s telephone number, including area code)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement

On March 7, 2015, Alkermes Pharma Ireland Limited (“APIL”), Eagle Holdings USA, Inc. (“Eagle,” and together with APIL, the “Sellers”), Daravita Limited (each of APIL, Eagle, and Daravita Limited, an indirect wholly-owned subsidiary of Alkermes plc), Recro Pharma, Inc., a Pennsylvania corporation listed on Nasdaq (“Recro”) and Recro Pharma LLC (the “Acquisition Sub” together with Recro, the “Purchasers”) entered into a Purchase and Sale Agreement (the “Purchase Agreement”), pursuant to which the Sellers will sell (the “Disposition”) to Purchasers a manufacturing facility in Gainesville, GA, the manufacturing and royalty revenue associated with products manufactured at the facility and global rights to Meloxicam IV/IM.  The Disposition will be effected through Sellers’ sale of two wholly-owned subsidiaries to the Acquisition Sub.

Under the terms of the Purchase Agreement, the Purchasers will make an initial cash payment to Sellers of $50 million, subject to adjustment as described in the Purchase Agreement, and issue warrants to APIL to purchase an aggregate of 350,000 shares of Recro common stock at a per share exercise price equal to two times the closing price of Recro’s common stock on the day prior to closing.  Sellers are also eligible to receive low double digit royalties on net sales of Meloxicam IV/IM and up to $120 million in milestone payments upon the achievement of certain regulatory and sales milestones related to Meloxicam IV/IM.

Geraldine Henwood, President and Chief Executive Officer of Recro, was a member of the Board of Directors (the “Board”) of Alkermes plc (the “Company”).  See Item 5.02(b) below.

The Purchase Agreement contains usual and customary representations and warranties that the parties made to one another as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Purchase Agreement, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders, and the representations and warranties may have been used to allocate risk between the parties rather than establishing matters as facts.  The parties have also made covenants under the Purchase Agreement, including, among other things, Sellers’ covenants to cause the transferred businesses to be conducted in the ordinary course during the interim period between the execution of the Purchase Agreement and the consummation of the Disposition.

The Purchase Agreement provides that the Sellers and their affiliates may not solicit or participate in competing acquisition proposals prior to the earlier of closing, or termination of the Purchase Agreement.  If the Disposition is consummated, the Sellers and their affiliates will be prohibited from engaging in certain activities competitive to the transferred business for a period of three years (other than with respect to Meloxicam IV/IM which restriction shall extend to the term of the license of intellectual property related thereto), as further described in the Purchase Agreement.

The proposed Disposition is subject to customary closing conditions, including but not limited to the expiration or termination of the waiting period under the Hart-Scott-Rodino

Antitrust Improvements Act and Recro’s ability to obtain financing to fund the initial cash payment. The Disposition is currently expected to be completed in the second quarter of 2015.

The Purchase Agreement also provides for certain termination rights for both the Sellers and Recro.  Upon termination of the Agreement under specified circumstances, Recro may be required to pay Sellers a termination fee of $5,000,000.

Item 5.02(b).   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2015, Geraldine Henwood notified the Board of the Company that she would be resigning as a member of the Company’s Board effective immediately.  Ms. Henwood’s decision was not the result of any disagreement between the Company and Ms. Henwood on any matter, including with respect to the Company’s operations, policies or practices.

Item 7.01.  Regulation FD Disclosure.

On March 9, 2015, the Company issued a press release announcing, among other things, the execution of the Purchase Agreement.  A copy of the press release is attached hereto as Exhibit 99.1.  This information, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued on March 9, 2015 by Alkermes plc

Forward-Looking Statements

Certain statements set forth herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to: statements concerning future financial and operating performance, business plans or prospects; the likelihood of continued revenue growth from the company’s commercial products; the therapeutic and commercial value of the company’s products and Meloxicam IV/IM; and the likelihood that the sale transaction with Recro will be completed on time or at all. The company cautions that forward-looking statements are inherently uncertain. Although the company believes that such statements are based on reasonable assumptions within the bounds of its knowledge of its business and operations, the forward-looking statements are neither promises nor guarantees and they are necessarily subject to a high degree of uncertainty and risk. Actual performance and results may differ materially from those expressed or implied in the forward-looking statements due to various risks and uncertainties. These risks and uncertainties include, among others: regulatory submissions may not occur or be submitted in a timely manner; the company, and its partners, may not be able to continue to successfully commercialize its products; there may be a reduction in payment rate or reimbursement for the company’s products or an increase in the company’s financial obligations to governmental payers; the U.S. Food and Drug Administration or regulatory authorities outside the U.S. may make adverse decisions regarding the company’s products and Meloxicam IV/IM; the company’s products may prove difficult to manufacture, be precluded from commercialization by the proprietary rights of third parties, or have unintended side effects, adverse reactions or incidents of misuse; completion of the sale to Recro is subject to customary closing conditions, including antitrust law clearance; and those risks and uncertainties described under the heading “Risk Factors” in the company’s Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2014, and in any other subsequent filings made by the company with the Securities and Exchange Commission (“SEC”) and which are available on the SEC’s website at www.sec.gov. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The information contained in this current report is provided by the company as of the date hereof and, except as required by law, the company disclaims any intention or responsibility for updating or revising any forward-looking information contained in this current report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALKERMES PLC

Dated: March 9, 2015	By:	/s/ James M. Frates
		Name:	James M. Frates
		Title:	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release issued on March 9, 2015 by Alkermes plc